UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05502

Comstock Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Comstock Capital Value Fund

Annual Report — April 30, 2023

To Our Shareholders,

For the fiscal year ended April 30, 2023, the net asset value (NAV) total return per Class A Share of the Comstock Capital Value Fund was 4.1% compared with a total return of 2.7% for the Standard & Poor’s (S&P) 500 Index. See page 4 for additional performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of April 30, 2023.

Investment Objective and Strategy (Unaudited)

The Fund seeks to maximize total return, consisting of capital appreciation and current income. The Fund follows a value oriented strategy and seeks to achieve its investment objective by investing in equity and debt securities, money market instruments, and derivatives. The Fund may invest in, and may shift frequently among, a wide range of asset classes and market sectors.

Performance Discussion (Unaudited)

Global deal merger and acquisition activity (“M&A”) totaled $3.6 trillion during 2022, a year-over-year decrease of 37% (30% decrease if you exclude SPACs). Deal activity began to slow down in the second half of the year, as the third quarter was the first in two years that did not surpass $1 trillion in announced deal activity. The total number of deals worldwide decreased only 17% compared with 2021. Mega deals—those greater than $10 billion—totaled $787 billion, while deals with a value between $1 billion and $5 billion accounted for $1 trillion during the year, down 31% and 44% year-over-year, respectively.

Cross border M&A activity totaled $1.1 trillion for the calendar year, a decrease of 46% off last year’s all time high. Private equity deals decreased 36% year-over-year; however, these buyouts accounted for a record 20% of total deal activity.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

While deals involving United States based targets declined 38% in 2022, they still accounted for 43% of global deal activity. European M&A totaled $850 billion of transactions over the same period, a decrease of 39%. Asia Pacific targets totaled $830 billion in 2022, a 32% decrease year-over-year.

During the first quarter of 2023, deal volume continued its sluggish pace with only $580 billion in announced global M&A, a decline of 44% year-over-year. Despite the slow start, we continue to find attractive investment opportunities in newly announced and pipeline deals. Looking ahead, we are confident that M&A will continue to pick up as the year progresses. We remain focused on investing in highly strategic, well financed deals with an added focus on near term catalysts, and are upbeat about our prospect to generate absolute returns in 2023.

Notable drivers of performance include:

Aerojet Rocketdyne Holdings, Inc., which designs and manufactures specialized power and propulsion systems for space and defense applications, agreed to be acquired by L3Harris Technologies for $58 cash per share, or about $5 billion. In December 2020, Aerojet agreed to be acquired by Lockheed Martin for $51 cash per share, but that deal was terminated in February 2022 after the U.S. Federal Trade Commission sued to block the transaction, claiming that Lockheed would be able to raise the prices the U.S. government pays for rocket engines, and potentially deliver a lower quality product to Lockheed’s rival defense contractors that utilize Aerojet’s propulsion systems. We believe the acquisition by L3Harris provides fewer antitrust risks than the Lockheed transaction did. L3Harris primarily produces electronics and communications systems, so there is no horizontal overlap with Aerojet’s business and no benefit from bundling the two companies’ products. An important distinction from the Lockheed deal is that there is also no vertical integration, as Aerojet does not supply L3Harris any products used in L3’s programs, and Aerojet will become a new business unit for L3 as a merchant supplier of engines to prime contractors. We believe shares of Aerojet Rocketdyne were inexpensive after the deal with Lockheed Martin was called off and certain shareholders were forced to sell their position. At the time, shares traded at less than 10x EBITDA, a significant discount to its historical valuation, and Tony Bancroft, Gabelli’s Defense analyst, thought other buyers for Aerojet would emerge and that shares were worth more than $60 in a takeover. We expect the L3Harris deal should close in the second half of 2023.

Change Healthcare, Inc., which provides software to the insurance and healthcare industries that enables payments and analytics for health insurers and clinicians, won a decisive victory in court against the U.S. Department of Justice. In January 2021, Change Healthcare agreed to be acquired by UnitedHealth Group’s Optum division for $25.75 cash per share or about $13 billion. In February 2022, the DOJ sued to block the transaction claiming the merger would give UnitedHealth access to competitors’ data and reduce competition in markets for commercial insurance and the processing of claims. The DOJ complaint ignored an agreement Change and UnitedHealth had reached with TPG Capital to sell for $2.2 billion Change’s Claims Editing Business, the only business line in which Change and UNH competed directly. Change’s business fundamentals and balance sheet had improved while the merger was pending, and, as an incentive to convince Change to extend the merger contract to allow time for the trial, UnitedHealth agreed to pay an extra $2 cash per share if the companies were successful in court, bringing total consideration to $27.75 cash per share, an increase in deal terms of about 8%. UnitedHealthcare also agreed to pay $650 million to Change if they were not successful in court, which was also worth about $2 per share to Change, and increased the standalone value of Change if the companies were to lose their court case and the deal was blocked. U.S. District Court Judge for the District of Columbia, Carl Nichols, issued his decision on September 19, denying the DOJ’s request to enjoin the merger. Judge Nichols rejected arguments made by the DOJ that UnitedHealth Group would violate well established firewalls between Optum and UnitedHealth’s traditional healthcare insurance business and share competitively sensitive information, and determined the value of sharing that information was lower than the government alleged. Change Healthcare and UnitedHealth completed the merger on October 3, 2022.

Shaw Communications, Inc., which provides both landline and wireless communications services in Western Canada, received approval from the Minister of Innovation, Science and Economic Development Canada (ISED), the final remaining condition in its deal to be acquired by Rogers Communications. The deal was announced in March 2021 and was subject to a challenge from the Canadian Competition Bureau which was defended successfully by the companies in front of the Competition Tribunal and the Federal Court of Appeals. Under terms of the agreement, Shaw shareholders received C$40.50 cash per share when the deal closed on April 5, 2023, valuing Shaw at C$25 billion.

Twitter, Inc., which operates the microblogging social network Twitter, was acquired by an entity controlled by Elon Musk. Twitter agreed to be acquired by Musk on April 25, 2022 for $54.20 cash per share, which valued Twitter at $44 billion. Mr. Musk already owned 9% of Twitter before he made his acquisition proposal to the company. Following announcement of the deal, Musk accused Twitter of misrepresenting the number of bot accounts on its platform, and sought to terminate the transaction, likely in an attempt to obtain a price cut on the deal. Twitter sued Musk in Delaware court to honor the merger contract, and, following extensive fact gathering leading up to the trial, Musk relented, honoring his original commitment to buy the company for $54.20 cash per share. The transaction closed on October 28, 2022.

1Life Healthcare, which provides membership based primary care services, was successfully acquired by Amazon.com in February, despite a lengthy antitrust investigation and concerns that the FTC is generally skeptical of acquisitions by Amazon. Amazon had no presence in primary care medicine that would have presented a traditional antitrust harm, and the deal had won approval from all relevant state regulators that reviewed the transaction prior to FTC clearance. 1Life shareholders received $18 cash per share, which valued the company at about $4 billion.

Signify Health, Inc., a health care technology company that utilizes advanced analytics to create value-based care programs, was acquired by CVS Health Corp. in March after the companies received antitrust approval in the U.S., the final remaining condition. Under terms of the deal announced on September 5, 2022, Signify shareholders received $30.50 cash per share, which valued Signify at about $8 billion.

Oak Street Health, which operates primary care medical practices for Medicare-eligible patients and has agreed to be acquired by CVS as well, traded higher in sympathy following the news that CVS and Signify had won regulatory approval. It was later revealed on March 30 that antitrust authorities had also cleared CVS’ acquisition of Oak Street. Under terms of that agreement, Oak Street Health shareholders received $39 cash per share, which valued Oak Street at about $11 billion. The transaction closed in April 2023.

Thank you for your investment in The Comstock Capital Value Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through April 30, 2023 (a)(b) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (10/10/85)
Class A (DRCVX)	4.11%	(5.45)%	(11.08)%	(10.98)%	(4.96)%
With sales charge (c)	(1.88)	(6.57)	(11.61)	(11.33)	(5.11)
Class AAA (COMVX) (d)	4.10	(5.48)	(11.06)	(10.97)	(4.95)
Class C (CPCCX) (d)	4.19	(5.82)	(11.53)	(11.50)	(5.47)
With contingent deferred sales charge (e)	3.19	(5.82)	(11.53)	(11.50)	(5.47)
Class I (CPCRX) (d)	4.22	(5.24)	(10.81)	(10.74)	(4.83)
S&P 500 Index (f)	2.66	11.45	12.20	9.82	11.14 (g)

(a)	The Fund’s fiscal year ends on April 30.
(b)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on December 8, 2008, and Class C Shares and Class I Shares on August 22, 1995. The actual performance of the Class C Shares would have been lower and the Class AAA Shares and Class I Shares would have been higher due to the expenses associated with the Class A Shares.
(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(f)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.
(g)	Since September 30, 1985, the date closest to the Fund’s inception date for which data is available.

In the current prospectuses dated August 26, 2022, the gross expense ratios for Comstock Capital Value Fund Class AAA, A, C, and I Shares are 4.93%, 4.93%, 5.68%, and 4.68%, respectively, and the net expense ratios for all share classes after contractual reimbursements by the Adviser is 0.00% through November 24, 2023. See page 12 for the expense ratios for the year ended April 30, 2023. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
COMSTOCK CAPITAL VALUE FUND (CLASS A SHARES) AND S&P 500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class A	4.11%	(5.45)%	(11.08)%

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Comstock Capital Value Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from November 1, 2022 through April 30, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended April 30, 2023.

	Beginning Account Value 11/01/22	Ending Account Value 04/30/23	Annualized Expense Ratio	Expenses Paid During Period *
Comstock Capital Value Fund
Actual Fund Return
Class AAA	$1,000.00	$1,010.60	0.00%	$0.00
Class A	$1,000.00	$1,010.60	0.00%	$0.00
Class C	$1,000.00	$1,009.40	0.00%	$0.00
Class I	$1,000.00	$1,012.80	0.00%	$0.00
Hypothetical 5% Return
Class AAA	$1,000.00	$1,024.79	0.00%	$0.00
Class A	$1,000.00	$1,024.79	0.00%	$0.00
Class C	$1,000.00	$1,024.79	0.00%	$0.00
Class I	$1,000.00	$1,024.79	0.00%	$0.00

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of April 30, 2023:

Comstock Capital Value Fund

U.S. Government Obligations	24.1%
Health Care	16.8%
Computer Software and Services	9.8%
Financial Services	9.5%
Retail	5.1%
Electronics	4.7%
Broadcasting	4.5%
Diversified Industrial	3.8%
Aerospace and Defense	3.5%
Real Estate	3.5%
Energy and Utilities	3.5%
Specialty Chemicals	3.4%
Semiconductors	2.2%
Consumer Services	2.1%
Business Services	1.3%
Closed-End Funds	0.9%
Consumer Products	0.4%
Machinery	0.4%
Airlines	0.3%
Other Assets and Liabilities (Net)	0.2%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Comstock Capital Value Fund

Schedule of Investments — April 30, 2023

			Market
Shares		Cost	Value
	COMMON STOCKS — 73.8%
	Aerospace and Defense — 3.5%
3,250	Aerojet Rocketdyne Holdings Inc.†	$152,448	$183,333

	Airlines — 0.3%
1,000	Spirit Airlines Inc.	20,105	17,100

	Broadcasting — 4.5%
1,000	Liberty Media Corp.- Liberty Braves, Cl. C†	25,640	38,020
2,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	76,175	55,880
8,000	TEGNA Inc.	167,803	136,800
		269,618	230,700
	Business Services — 1.2%
5,500	PFSweb Inc.	46,577	22,110
500	Triton International Ltd.	41,620	41,335
		88,197	63,445
	Computer Software and Services — 9.8%
2,500	Activision Blizzard Inc.	194,420	194,275
250	Black Knight Inc.†	18,100	13,660
2,750	Cvent Holding Corp.†	22,926	23,128
3,250	ForgeRock Inc., Cl. A†	69,587	65,097
5,000	Momentive Global Inc.†	46,317	46,950
6,500	Qualtrics International Inc., Cl. A†	115,573	116,545
4,000	Sumo Logic Inc.†	47,705	48,000
		514,628	507,655
	Consumer Products — 0.4%
600	iRobot Corp.†	35,469	23,598

	Consumer Services — 1.5%
500	Spectrum Brands Holdings Inc.	27,703	33,250
7,000	US Xpress Enterprises Inc., Cl. A†	41,736	42,280
		69,439	75,530
	Diversified Industrial — 3.8%
7,000	Berkshire Grey Inc.†	9,657	9,590
3,500	Maxar Technologies Inc.	180,709	184,520
		190,366	194,110
	Electronics — 4.7%
2,250	National Instruments Corp.	125,500	131,017
700	Rogers Corp.†	186,039	112,665
		311,539	243,682
	Energy and Utilities — 3.5%
250	DCP Midstream LP	9,357	10,372
3,500	PNM Resources Inc.	166,096	168,455
		175,453	178,827
			Market
Shares		Cost	Value
	Financial Services — 9.5%
1,500	Argo Group International Holdings Ltd.	$43,568	$44,115
3,000	Churchill Capital Corp. VI,Cl. A†	30,135	30,480
8,750	First Horizon Corp.	200,515	153,562
2,250	Focus Financial Partners Inc., Cl. A†	116,351	116,865
11,200	MoneyGram International Inc.†	116,395	113,792
1,500	Pershing Square Tontine Holdings Ltd., Escrow†	0	150
3,000	Waverley Capital Acquisition Corp. 1, Cl. A†	28,992	30,720
		535,956	489,684
	Health Care — 16.5%
6,000	BELLUS Health Inc.†	86,630	86,940
600	Heska Corp.†	69,948	70,296
2,300	Horizon Therapeutics plc†	257,649	255,668
4,000	Jounce Therapeutics Inc.†	7,380	7,720
500	NuVasive Inc.†	21,134	21,520
6,000	Oak Street Health Inc.†	222,091	233,820
600	Prometheus Biosciences Inc.†	116,115	116,370
300	Seagen Inc.†	60,834	60,000
		841,781	852,334
	Machinery — 0.4%
500	CIRCOR International Inc.†	8,464	13,920
1,000	Intevac Inc.†	4,844	6,330
		13,308	20,250
	Real Estate — 3.5%
500	Indus Realty Trust Inc.,REIT	32,334	33,285
7,000	Radius Global Infrastructure Inc., Cl. A†	101,756	102,830
4,500	Seritage Growth Properties,Cl. A, REIT†	53,680	33,705
750	Star Holdings†	12,633	12,105
		200,403	181,925
	Retail — 5.1%
5,500	Albertsons Companies Inc.,Cl. A	112,572	114,950
1,750	TravelCenters of America Inc.†	148,987	150,728
		261,559	265,678
	Semiconductors — 2.2%
2,500	Tower Semiconductor Ltd.†	118,538	112,513

	Specialty Chemicals — 3.4%
5,000	Diversey Holdings Ltd.†	40,489	40,650

See accompanying notes to financial statements.

Comstock Capital Value Fund

Schedule of Investments (Continued) — April 30, 2023

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
3,750	Univar Solutions Inc.†	$130,837	$133,125
		171,326	173,775
	TOTAL COMMON STOCKS	3,970,133	3,814,139

	CLOSED-END FUNDS — 0.9%
20,000	Altaba Inc., Escrow†	42,800	47,100

	PREFERRED STOCKS — 0.6%
	Consumer Services — 0.6%
1,000	Qurate Retail Inc., 8.000%, 03/15/31	47,375	30,650

	RIGHTS — 0.4%
	Business Services — 0.1%
2,000	Resolute Forest Products Inc., CVR†	0	4,000

	Health Care — 0.3%
500	ABIOMED Inc., CVR†	0	875
6,000	Akouos Inc., CVR†	0	4,500
1,050	CinCor Pharma Inc., CVR†	0	3,150
10,000	Concert Pharmaceuticals Inc., CVR†	0	4,000
5,000	Epizyme Inc., CVR†	0	100
1,000	Ipsen, CVR†	0	2,250
			Market
Shares		Cost	Value
500	Opiant Pharmaceuticals Inc., CVR†	$0	$250
		0	15,125
	TOTAL RIGHTS	0	19,125

	WARRANTS — 0.0%
	Financial Services — 0.0%
1,000	Waverley Capital Acquisition Corp. 1, expire 04/30/27†	499	109

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 24.1%
$1,255,000	U.S. Treasury Bills, 4.568% to 5.008%††, 05/04/23 to 07/20/23	1,248,024	1,247,942

	TOTAL INVESTMENTS — 99.8%	$5,308,831	5,159,065
	Other Assets and Liabilities (Net) — 0.2%		7,851
	NET ASSETS — 100.0%		$5,166,916

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

CVR Contingent Value Right

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

Comstock Capital Value Fund

Statement of Assets and Liabilities

April 30, 2023

Assets:
Investments, at value (cost $5,308,831)	$5,159,065
Cash	82,591
Receivable for investments sold	27,860
Dividends and interest receivable	2,054
Prepaid expenses	550
Total Assets	5,272,120
Liabilities:
Payable for investments purchased	27,522
Payable for investment advisory fees	20,943
Payable for distribution fees	302
Payable for legal and audit fees	35,920
Payable for shareholder communications	12,595
Other accrued expenses	7,922
Total Liabilities	105,204
Net Assets
(applicable to 1,323,501 shares outstanding)	$5,166,916

Net Assets Consist of:
Paid-in capital	$138,696,467
Total accumulated loss	(133,529,551)
Net Assets	$5,166,916

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($254,683 ÷ 66,790 shares outstanding; 25,000,000 shares authorized)	$3.81
Class A:
Net Asset Value and redemption price per share ($1,162,279 ÷ 305,601 shares outstanding; 25,000,000 shares authorized)	$3.80
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$4.03
Class C:
Net Asset Value and offering price per share ($10,410 ÷ 3,219 shares outstanding; 25,000,000 shares authorized)	$3.23	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($3,739,544 ÷ 947,891 shares outstanding; 25,000,000 shares authorized)	$3.95

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended April 30, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $529)	$60,576
Interest	38,380
Total Investment Income	98,956
Expenses:
Investment advisory fees	45,551
Distribution fees - Class AAA	537
Distribution fees - Class A	2,919
Distribution fees - Class C	146
Shareholder communications expenses	47,731
Directors’ fees	24,000
Shareholder services fees	21,248
Legal and audit fees	12,007
Custodian fees	10,265
Miscellaneous expenses	12,331
Total Expenses	176,735
Less:
Expense reimbursements (See Note 3)	(174,961)
Expenses paid indirectly by broker (See Note 6)	(598)
Custodian fee credits	(1,152)
Total Reimbursements and Credits	(176,711)
Net Expenses	24
Net Investment Income	98,932

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	217,800
Net realized loss on foreign currency transactions	(69)
Net realized gain on investments and foreign currency transactions	217,731
Net change in unrealized appreciation/depreciation: on investments	(138,474)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	79,257
Net Increase in Net Assets Resulting from Operations	$178,189

See accompanying notes to financial statements.

Comstock Capital Value Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations:
Net investment income/loss	$98,932	$(62,521)
Net realized gain on investments and foreign currency transactions	217,731	42,735
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(138,474)	(11,527)
Net Increase/(Decrease) in Net Assets Resulting from Operations	178,189	(31,313)

Capital Stock Transactions:
Proceeds from shares issued
Class AAA	88,383	16,056
Class A	16,406	71,708
Class I	1,282,290	794,713
Total proceeds from shares issued	1,387,079	882,477

Cost of shares redeemed
Class AAA	(32,154)	(31,942)
Class A	(94,306)	(416,293)
Class C	(24,997)	(13,602)
Class I	(402,285)	(32,069)
Total cost of shares redeemed	(553,742)	(493,906)

Net Increase in Net Assets from Capital Stock Transactions	833,337	388,571

Net Increase in Net Assets	1,011,526	357,258

Net Assets:
Beginning of year	4,155,390	3,798,132
End of year	$5,166,916	$4,155,390

See accompanying notes to financial statements.

Comstock Capital Value Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations								Ratios to Average Net Assets/Supplemental Data
Year Ended April 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Redemption Fees(a)		Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimbursement		Portfolio Turnover Rate
Class AAA
2023	$3.66	$0.07	$0.08		$0.15	$-		$3.81	4.10%	$255	1.94%	4.05%	0.00	%(b)(c)(d)	265%
2022	3.70	(0.07)	0.03		(0.04)	-		3.66	(1.08)	190	(1.82)	4.93	1.95	(c)(d)(e)	243
2021	3.81	(0.11)	(0.00	)(f)	(0.11)	0.00	(g)	3.70	(2.89)	208	(3.00)	4.12	3.12	(c)	0	(h)
2020	4.31	(0.15)	(0.35)		(0.50)	0.00	(g)	3.81	(11.60)	245	(3.60)	7.49	5.80	(d)(e)(i)(j)	79
2019	5.05	(0.05)	(0.69)		(0.74)	0.00	(g)	4.31	(14.65)	1,498	(1.02)	3.38	3.38	(d)(e)(i)	0	(h)
Class A
2023	$3.65	$0.09	$0.06		$0.15	$-		$3.80	4.11%	$1,162	2.39%	4.05%	0.00	%(b)(c)(d)	265%
2022	3.69	(0.07)	0.03		(0.04)	-		3.65	(1.08)	1,193	(1.95)	4.93	2.07	(c)(d)(e)	243
2021	3.80	(0.11)	(0.00	)(f)	(0.11)	0.00	(g)	3.69	(2.89)	1,554	(3.00)	4.12	3.12	(c)	0	(h)
2020	4.29	(0.16)	(0.33)		(0.49)	0.00	(g)	3.80	(11.42)	1,715	(3.89)	7.74	6.05	(d)(e)(i)(j)	79
2019	5.03	(0.05)	(0.69)		(0.74)	0.00	(g)	4.29	(14.71)	6,006	(1.07)	3.38	3.38	(d)(e)(i)	0	(h)
Class C
2023	$3.10	$0.09	$0.04		$0.13	$-		$3.23	4.19%	$10	2.96%	4.80%	0.00	%(b)(c)(d)	265%
2022	3.15	(0.07)	0.02		(0.05)	-		3.10	(1.59)	35	(2.38)	5.68	2.50	(c)(d)(e)	243
2021	3.24	(0.09)	(0.00	)(f)	(0.09)	0.00	(g)	3.15	(2.78)	49	(3.73)	4.87	3.87	(c)	0	(h)
2020	3.69	(0.14)	(0.31)		(0.45)	0.00	(g)	3.24	(12.20)	330	(3.90)	7.81	6.12	(d)(e)(i)(j)	79
2019	4.36	(0.07)	(0.60)		(0.67)	0.00	(g)	3.69	(15.37)	2,164	(1.81)	4.13	4.13	(d)(e)(i)	0	(h)
Class I
2023	$3.79	$0.08	$0.08		$0.16	$-		$3.95	4.22%	$3,740	2.10%	3.80%	0.00	%(b)(c)(d)	265%
2022	3.82	(0.05)	0.02		(0.03)	-		3.79	(0.79)	2,737	(1.43)	4.68	1.58	(c)(d)(e)	243
2021	3.92	(0.10)	(0.00	)(f)	(0.10)	0.00	(g)	3.82	(2.55)	1,987	(2.75)	3.87	2.87	(c)	0	(h)
2020	4.42	(0.11)	(0.39)		(0.50)	0.00	(g)	3.92	(11.31)	2,263	(2.65)	6.51	4.82	(d)(e)(i)(j)	79
2019	5.17	(0.04)	(0.71)		(0.75)	0.00	(g)	4.42	(14.51)	6,316	(0.82)	3.13	3.13	(d)(e)(i)	0	(h)

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than 0.005%.
(c)	During the fiscal years ended April 30, 2023, 2022, and 2021, the Adviser reimbursed and/or waived expenses of $174,961, $114,019, and $40,792, respectively.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund expenses. For the years ended April 30, 2023, 2022, and 2020, if credits had not been received, the expense ratios would have been 0.01%, 1.96%, and 5.81% (Class AAA), 0.01%, 2.08%, and 6.06% (Class A), 0.01%, 2.51%, and 6.13% (Class C), and 0.01%, 1.59%, and 4.83% (Class I). For the year ended April 30, 2019, there was no impact on the expense ratios and for the year ended April 30, 2021, the Fund did not receive any credits from the designated broker.
(e)	The Fund incurred interest expense during the years ended April 30, 2022, 2020, and 2019. For the year ended April 30, 2022, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.94% (Class AAA), 2.06% (Class A), 2.49% (Class C), and 1.57% (Class I). For the years ended April 30, 2020 and 2019, the effect of interest expense was minimal.
(f)	Amount represents less than $(0.005) per share.
(g)	Amount represents less than $0.005 per share.
(h)	Amount represents less than 0.5%.
(i)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended April 30, 2020 and 2019 would have been 5.36% and 2.67% (Class AAA), 5.64% and 2.67% (Class A), 5.68% and 3.42% (Class C), and 4.38% and 2.42% (Class I).
(j)	During the fiscal year ended April 30, 2020, the Adviser directly paid legal fees on behalf of the Fund. If the Fund had paid these expenses, the expense ratios for that period would have been 7.48% (Class AAA), 7.73% (Class A), 7.80% (Class C), and 6.50% (Class I).

See accompanying notes to financial statements.

The Gabelli Comstock Capital Value Fund

Notes to Financial Statements

1. Organization. Comstock Capital Value Fund is the sole series of the Comstock Funds, Inc. (the Company).The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund seeks to maximize total return, consisting of capital appreciation and current income.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Comstock Capital Value Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 04/30/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Financial Services	$489,534	$150	$489,684
Other Industries (a)	3,324,455	-	3,324,455
Total Common Stocks	3,813,989	150	3,814,139
Closed-End Funds	-	47,100	47,100
Preferred Stocks (a)	30,650	-	30,650
Rights (a)	-	19,125	19,125
Warrants (a)	109	-	109
U.S. Government Obligations	-	1,247,942	1,247,942
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$3,844,748	$1,314,317	$5,159,065

(a)	The inputs for this security are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at April 30, 2023 or April 30, 2022.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Comstock Capital Value Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Gabelli Comstock Capital Value Fund

Notes to Financial Statements (Continued)

No distributions were made during the fiscal years ended April 30, 2023 and 2022.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At April 30, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$102,074
Accumulated capital loss carryforwards	(133,478,364)
Net unrealized depreciation on investments	(153,261)
Total	$(133,529,551)

The Fund utilized $217,332 of the capital loss carryforward for the fiscal year ended April 30, 2023.

At April 30, 2023, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$(74,834,214)
Long term capital loss carryforward with no expiration	(58,644,150)
Total Capital Loss Carryforwards	$(133,478,364)

At April 30, 2023, the temporary differences between book basis and tax basis net unrealized depreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and cumulative mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized depreciation at April 30, 2023:

		Gross Unrealized	Gross Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$5,312,326	$130,102	$(283,363)	$(153,261)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended April 30, 2023, the Fund did not incur any income tax, interest, or penalties. As of April 30, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Comstock Capital Value Fund

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses to the extent necessary to maintain the total operating expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least November 24, 2023 at no more than an annual rate of 0.00% for all classes of shares, on the first $25 million in Fund net assets. For the fiscal year ended April 30, 2023, the Adviser reimbursed the Fund in the amount of $174,961.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended April 30, 2023, other than short term securities and U.S. Government obligations, aggregated $9,698,895 and $9,621,285, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended April 30, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $598.

7. Capital Stock. Effective November 24, 2021, the Fund reopened its shares for sale. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Gabelli Comstock Capital Value Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended April 30, 2023	Year Ended April 30, 2022
	Shares	Shares
Class AAA
Shares sold	23,577	4,402
Shares redeemed	(8,699)	(8,702)
Net increase/(decrease)	14,878	(4,300)
Class A
Shares sold	4,416	19,808
Shares redeemed	(25,633)	(114,320)
Net (decrease)	(21,217)	(94,512)
Class C
Shares redeemed	(8,051)	(4,370)
Net (decrease)	(8,051)	(4,370)
Class I
Shares sold	329,363	211,248
Shares redeemed	(104,443)	(8,517)
Net increase	224,920	202,731

8. Significant Shareholder. As of April 30, 2023, 40.9% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Comstock Capital Value Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Comstock Capital Value Fund
and the Board of Directors of Comstock Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Comstock Funds, Inc. (the “Corporation”) (comprising Comstock Capital Value Fund (the “Fund”)), including the schedule of investments, as of April 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund comprising Comstock Funds, Inc. at April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli Funds investment companies since 1992.

New York, New York

June 26, 2023

The Gabelli Comstock Capital Value Fund

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act,the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on August 16, 2022, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Comstock Capital Value Fund

Additional Fund Information (Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Company’s Statement of Additional Information includes additional information about the Company’s Directors and is now available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Comstock Funds, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Complex Length of Time Served[2]	Number of Funds in Fund Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INDEPENDENT DIRECTORS[4]:

Anthony S. Colavita[5] Director 1961	Since 2009	23	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—

Vincent D. Enright Director 1943	Since 2000	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Werner J. Roeder Director 1940	Since 2000	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Comstock Capital Value Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President and Treasurer 1976	Since 2017

Officer of registered investment companies within the Gabelli Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President 1953	Since 2020

General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013

[1]	Address” One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company’s By-Laws and Articles of Incorporation. For officers, includes time service in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	“This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	Directors who are interested persons, as defined in the 1940 Act, are considered “Independent” Directors.
[5]	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of other funds in the Fund Complex.

COMSTOCK CAPITAL VALUE FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Managers’ Biographies

Joseph Gabelli rejoined GAMCO Investors, Inc. in 2018 after serving as a data strategy consultant for Alt/S, an early stage Boston based healthcare, media, and marketing analytics firm, beginning in July 2017. From 2008 until June 2017, he served as an equity research analyst covering the global food and beverage industry for GAMCO Investors, Inc. and its affiliate, Associated Capital Group. He began his investment career at Integrity Capital Management, a Boston based equity hedge fund, where he focused on researching small and micro-cap companies in the technology, healthcare, and consumer discretionary sectors. Mr. Gabelli holds a BA from Boston College and an MBA degree from Columbia Business School, where he graduated with Dean’s Honors and Distinction.

Willis M. Brucker is a portfolio manager and global merger arbitrage analyst with experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from Boston College with a BS in Finance and Corporate Reporting and Analysis.

Ralph Rocco is a partner and senior portfolio manager at Gabelli and leads the merger portfolio team. Mr. Rocco has extensive merger investing experience that spans three decades and specializes in all aspects of complex global merger transactions. He holds a BA in Economics from Rutgers University.

Paolo Vicinelli is a senior portfolio manager and analyst of various portfolios managed by the Gabelli organization. Mr. Vicinelli has over 25 years of investment experience focusing on global special situations and complex merger transactions. Mr. Vicinelli is a co-author of “Deals...Deals...and More Deals,” a detailed narrative dedicated to M&A first published by Gabelli University Press in 1999. Mr. Vicinelli graduated from Colgate University in 1991 with a BA in History and received his MBA in Finance from Columbia Business School in 1999.

COMSTOCK CAPITAL VALUE FUND One Corporate Center Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Anthony S. Colavita

Attorney,

Anthony S. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

OFFICERS

John C. Ball

President and Treasurer

Peter Goldstein

Secretary and Vice President

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York Mellon

TRANSFER AGENT, AND

DIVIDEND DISBURSING
AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Comstock Capital Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABCOAPR23AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $24,200 for 2022 and $25,200 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,800 for 2022 and $3,800 for 2023. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $26 for 2023. The fees relate to Passive Foreign Investment Company identification database subscription fees billed for annual basis.

(e)	(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)	(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	0

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $44,950 for 2022 and $48,350 for 2023.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Comstock Funds, Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	June 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	June 30, 2023

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	June 30, 2023

* Print the name and title of each signing officer under his or her signature.